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                                                                   EXHIBIT 10.28



                                VPC CORPORATION
                             300 VIGER AVENUE EAST
                            MONTREAL, QUEBEC H2X 3W4
                                     CANADA

                            LE GROUPE VIDEOTRON LTEE
                             300 VIGER AVENUE EAST
                            MONTREAL, QUEBEC H2X 3W4
                                     CANADA



                                                                May 18, 1999


OpTel, Inc.
1111 West Mockingbird Lane
Dallas, Texas 75247

Ladies and Gentlemen:

         This letter (this "Agreement") shall confirm the agreement of the undersigned as follows:

         1. On or before the earlier to occur of August 29, 1999 or the 90th day following the consummation of an initial public offering by OpTel, Inc. (the "Company"), VPC Corporation ("VPC") shall convert (i) all of its shares of Class B Common Stock, par value $.01 per share (the "Class B Common"), of the Company into shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common"), on a share for share basis and (ii) all of its shares of the 9.75% Series A Preferred Stock, par value $.01 per share (the "Series A Preferred"), of the Company into shares of Class B Common Stock and, immediately thereafter, VPC shall exchange VPC's shares of Class B Common for shares of the Class A Common, on a share for share basis. Notwithstanding the foregoing, VPC shall only be obligated to convert its shares of Class B Common and Series A Preferred into Class A Common if the initial public offering of the Class A Common, on substantially the same terms as are described in the Company's Registration Statement on Form S-1 (SEC File No. 333-56231), is consummated.

         2. VPC and Le Groupe Videotron Ltee ("GVL") jointly and severally shall indemnify, defend and hold the Company harmless from and against any and all losses, liabilities, obligations, damages, claims, deficiencies, costs and expenses based upon, attributable to or resulting from or arising out of or relating to any failure by VPC to satisfy its obligations under this Agreement.

         3. VPC agrees that due to the unique subject matter of this Agreement, monetary damages will be insufficient to compensate the Company in the event of VPC's failure to satisfy


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its obligations under this Agreement. Accordingly, VPC agrees that the Company shall be entitled (without prejudice to any other right or remedy to which it may be entitled) to an appropriate decree of specific performance, or an injunction restraining any violation of this Agreement or other equitable remedies to enforce this Agreement (without establishing the likelihood of irreparable injury or posting bond or other security), and VPC waives in any action or proceeding brought to enforce this Agreement the defense that there exists an adequate remedy at law.

         4. EACH PARTY HERETO IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ITS OBLIGATIONS OR LIABILITIES UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT BY SUCH PARTY ONLY IN THE COURTS OF THE STATE OF DELAWARE SITTING IN THE COUNTY OF KENT, STATE OF DELAWARE OR, IN THE EVENT (BUT ONLY IN THE EVENT) SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH ACTION, SUIT OR PROCEEDING, IN THE UNITED STATES DISTRICT COURT SITTING IN COUNTY OF KENT, STATE OF DELAWARE, AND EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS AND SUBMITS TO THE JURISDICTION OF EACH OF THE AFORESAID COURTS IN PERSONAM, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, CLAIMS FOR INTERIM RELIEF, COUNTERCLAIMS, ACTIONS WITH MULTIPLE DEFENDANTS AND ACTIONS IN WHICH SUCH PARTY IS IMPLIED). EACH PARTY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A JURY TRIAL IN ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO, OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

         5. GVL AND VPC CONSENT TO THE SERVICE OF PROCESS UPON EACH OF THEM IN CONNECTION WITH ANY PROCEEDING INSTITUTED UNDER THIS AGREEMENT BY TELECOPY OR BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, WHICH SERVICE OF PROCESS WILL BE DEEMED DELIVERED, IF SENT BY TELECOPY, UPON CONFIRMATION OF RECEIPT BY THE ADDRESSEE, OR IF SENT BY MAIL, THREE DAYS AFTER THE DATE OF MAILING, TO THE PARTIES AT THE FOLLOWING ADDRESSES:

TO VPC CORPORATION AT:

VPC CORPORATION
300 VIGER AVENUE EAST
MONTREAL, QUEBEC H2X 3W4
CANADA
TELECOPY: (514) 985-8515




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TO LE GROUPE VIDEOTRON LTEE AT:

LE GROUPE VIDEOTRON LTEE
300 VIGER AVENUE EAST
MONTREAL, QUEBEC H2X 3W4
CANADA

TELECOPY: (514) 985-8515

         6. THIS AGREEMENT SHALL BE CONSTRUED AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

                                        Sincerely yours,

                                        VPC Corporation

                                        By: /s/ JAYNE L. STOWELL
                                           ---------------------------
                                        Name:   Jayne L. Stowell
                                        Title:  Director


                                        Le Groupe Videotron Ltee

                                        By: /s/ ALAIN MICHEL
                                           ---------------------------
                                        Name:   Alain Michel
                                        Title:  Director


ACCEPTED AND AGREED
this 18th day of May, 1999

OpTel, Inc.

By:  /s/ MICHAEL E. KATZENSTEIN
    -----------------------------
Name:    Michael E. Katzenstein
Title:   Vice President, Legal
         Affairs, General Counsel
         and Secretary